UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4/30/2024

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on April 30, 2024 (the “Annual Meeting”). As of the record date, there were a total of 48,742,069 shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 43,991,031 shares were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Board of Directors to a vote of the shareholders:

1. Election of 11 directors to hold office until the 2025 annual meeting of shareholders. The nominees for the directorships received the following votes:

Director	For	Against	Abstain	Broker Non-Votes
Robin C. Beery	40,384,933	852,463	28,397	2,725,238
Janine A. Davidson	40,123,989	1,119,025	22,779	2,725,238
Kevin C. Gallagher	40,475,838	754,977	34,978	2,725,238
Greg M. Graves	37,839,421	3,395,043	31,329	2,725,238
J. Mariner Kemper	40,314,006	919,613	32,174	2,725,238
Gordon E. Lansford, III	40,497,155	745,486	23,152	2,725,238
Timothy R. Murphy	40,521,905	721,100	22,788	2,725,238
Tamara M. Peterman	40,176,828	1,060,135	28,830	2,725,238
Kris A. Robbins	39,827,870	1,414,758	23,165	2,725,238
L. Joshua Sosland	38,663,537	2,555,261	46,995	2,725,238
Leroy J. Williams, Jr.	40,560,004	677,045	28,744	2,725,238

Based on the votes set forth above, each of the nominees was elected to serve as a director until the annual meeting in 2025.

2. Advisory vote (non-binding) on the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
40,082,723	1,020,043	163,027	2,725,238

3. Ratification of the Corporate Audit Committee's engagement KPMG LLP to serve as the Company's independent registered public accounting firm for 2024. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
43,754,558	216,493	19,980	—

4. The approval of an amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan

to increase the maximum number of shares available for issuance thereunder by 1.85 million shares. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
38,066,190	3,107,535	92,068	2,725,238

Item 9.01 Financial Statements and Exhibits

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION
By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: May 2, 2024